UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 16, 2002

DELPHI CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14787 (Commission File Number)	38-3430473 (I.R.S. Employer Identification No.)

5725 Delphi Drive, Troy, Michigan (Address of principal executive offices)	48098 (Zip Code)

Registrant’s telephone number, including area code	(248) 813-2000

SIGNATURE
EXHIBIT INDEX
Registrant's Chart Set Dated October 16, 2002

ITEM 9. REGULATION FD DISCLOSURE

The attached chart sets were used in the third quarter 2002 earnings release teleconference held earlier today.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)

Date:	October 16, 2002

		By	/s/ John D. Sheehan (John D. Sheehan, Chief Accounting Officer and Controller)

EXHIBIT INDEX

Exhibit No.

99 (a)	Registrant’s chart set dated October 16, 2002